AMENDMENT OF EXCHANGE AGREEMENT

This Amendment of Exchange Agreement, dated as of September 9, 2020, is entered into by and among ADVANCED CONTAINER TECHNOLOGIES, INC., a Florida corporation under its former name, Medtainer, Inc., ADVANCED CONTAINER TECHNOLOGIES, INC., a California corporation, and the Shareholders, as defined in said Exchange Agreement.

RECITALS:

A.           The Parties have entered into an Exchange Agreement, dated as of August 14, 2020 (the “Exchange Agreement”), whereunder, among other things, the Shareholders would exchange their shares of ACT Common Stock for shares of MDTR Common Stock, such that ACT would become the wholly owned subsidiary of MDTR;

B.            The Parties desire to amend the Exchange Agreement as set forth herein; and

C.            In the Exchange Agreement, the Shareholders’ Representative has been nominated, constituted and appointed the agent and attorney in fact for the other Shareholders for purposes of signing this instrument.

NOW THEREFORE, in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree each with the other as follows:

1.	Amendment of Exhibit I. Exhibit I to the Exchange Agreement is hereby replaced with Exhibit I, annexed hereto.

2.      General Provisions.

(a)	Modification; Full Force and Effect. Except as expressly modified and superseded by this Amendment, the terms, representations, warranties, covenants and other provisions of the Exchange Agreement are and shall continue to be in full force and effect in accordance with their respective terms.
(b)	Defined Terms. Terms used herein that are defined in the Exchange Agreement shall have the same meaning as ascribed to them therein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment of Exchange Agreement as of the day and year first above written.

ADVANCED CONTAINER TECHNOLOGIES, INC.		ADVANCED CONTAINER TECHNOLOGIES, INC.
By:	/s/ Douglas P. Heldoorn	By: /s/ Daniel Salinas
	Douglas P. Heldoorn	Daniel Salinas
	President	President

/s/ Daniel Salinas
Daniel Salinas
For himself and on behalf of the Shareholders